Exhibit 99.2

Cover Slide Title (20pt. Bold) First Quarter 2015 Teleconference March 4, 2015

1 2 3 4 5 Agenda 2 Introduction & Overview | Henrik Slipsager, CEO First Quarter 2015 Review of Financial Results | Jim Lusk, CFO First Quarter 2015 Operational Summary | Henrik Slipsager, CEO Fiscal 2015 Outlook | Jim Lusk, CFO Questions & Answers Forward - Looking Statements and Non - GAAP Financial Information: Our discussions during this conference call will include forward - looking statements. Actual results could differ materially from th ose projected in the forward - looking statements. The factors that could cause actual results to differ are discussed in the Company’s 2014 Annual Report on Form 10 - K and in our 2015 reports on Form 10 - Q and Form 8 - K that will be filied by Wednesday, March 4th. These reports are available on our website at http://investor.abm.com/ under “SEC Filings”. A description of factors that could cause actual results to differ is also set forth at the end of this presen tat ion. Also, the discussion during this conference call will include certain financial measures that were not prepared in accordance wi th U.S. generally accepted accounting principles (“U.S. GAAP”). Reconciliations of those non - GAAP financial measures to the most directly comparable U.S. GAAP financial measures can be found on the Investor Relations portion of our website at http://investor.abm.com and at the end of this presentation.

First Quarter 2015 Review of Financial Results

Fiscal First Quarter 2015 Overview • Achieved record revenue for the first quarter of $1.29 billion, up 5.1% – Select organic growth rates: ▪ Janitorial 2.1%; excluding large contract exited by ABM 4.4%; ▪ Building & Energy Solutions 8.9%; and ▪ Other (Air Serv) 13.6% • Net income up 35.1%, Adjusted net income up 52.5% – Items positively affecting adjusted net income comparison: ▪ Retroactive Reinstatement of 2014 Work Opportunity Tax Credit (“WOTC”) ▪ One less working day ▪ Safety initiatives ▪ Realignment savings ▪ Organic growth – Items adversely affecting adjusted net income comparison: ▪ Higher compensation costs associated with Sales & IT staff to support long - term growth initiatives • Integration of GBM Support Services Group, proceeding as planned. Starting to see opportunities for leveraging U.S. clients with operations in U.K. • Announced 196th consecutive quarterly dividend 4

First Quarter Results Synthesis – Key Financial Metrics 5 Note: Reconciliation of adjusted operating p rofit, adjusted net income, adjusted net income per diluted share, and adjusted EBITDA to nearest GAAP measure is in the appendix of this presentation. Net Income • N et income of $ 17 . 7 million or $ 0 . 31 per diluted share was up 35 . 1 % compared to $ 13 . 1 million, or $ 0 . 23 per diluted share in fiscal 2014 . The increase is the result of the retroactive reenactment of the 2014 Work Opportunity Tax Credit, a decrease in labor expense due to one less working day, lower insurance expense as a result of safety initiatives, and new business . Partially offsetting these items were higher compensation costs associated with sales and IT staff to support growth initiatives and higher legal & settlement costs . Adjusted Net Income • Adjusted net income of $ 21 . 5 million or $ 0 . 38 per diluted share was up 52 . 5 % compared to $ 14 . 1 million, or $ 0 . 25 per diluted share in fiscal 2014 . The increase is the result of the retroactive reenactment of the 2014 Work Opportunity Tax Credit, a decrease in labor expense due to one less working day, lower insurance expense as a result of safety initiatives, and new business . Partially offsetting these items were higher compensation costs associated with sales and IT staff to support growth initiatives . Net Cash from Operating Activities • For the quarter, net cash used in operating a ctivities improved by 16 . 7 % to $ 32 . 4 million, primarily related to the timing of collecting client receivables . 2015 2014 Increase/ (Decrease) Revenues 1,289.4$ 1,226.5$ 5.1% 19.2$ 23.9$ (19.7)% 25.8$ 25.6$ 0.8% Net income 17.7$ 13.1$ 35.1% 0.31$ 0.23$ 34.8% 21.5$ 14.1$ 52.5% 0.38$ 0.25$ 52.0% (32.4)$ (38.9)$ 16.7% Adjusted EBITDA 41.3$ 41.5$ (0.5)% Operating profit Adjusted operating profit Three Months Ended January 31, ($ in millions, except per share amounts) (unaudited) Net cash used in operating activities Adjusted net income Adjusted net income per diluted share Net income per diluted share

Select Cash Flow & Balance Sheet Items Cash Flow from Operating Activities (in millions) • Q1 2015 Insurance claim liabilities of $343.9 million down $13.7 million compared to Q1 2014 • Q1 2015 Self - insurance claims paid $22.9 million down $0.2 million compared to Q1 2014 • Q1 2015 c apital expenditures of $6.4 million, down $3.4 million Y - o - Y 6 • Days sales outstanding (DSO) for the first quarter were 56 days • DSO unchanged on a Y - o - Y basis and up 3 days sequentially • Q1 2015 Depreciation and amortization of $14.0 million down $0.4 million Y - o - Y -$40 -$20 $0 $20 $40 $60 $80 $100 $120 $140 $160 Q1 Q2 Q3 Q4 FY FY10 FY11 FY12 FY13 FY14 FY15

Select Cash Flow & Balance Sheet Items – Continued



Line of Credit
In Millions
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
OneSource
Linc
Air Serv/HHA
GBM
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211
Q311
Q411
Q112
Q212
Q312
Q412
Q113
Q213
Q313
Q413
Q114
Q214
Q314
Q414
Q115



Dividends Paid (Fiscal Year Basis)
Per Share
$0.650
$0.600
$0.550
$0.500
$0.450
$0.400
$0.350
$0.300
$0.250
$0.395
$0.415
$0.435
$0.470
$0.495
$0.515
$0.535
$0.555
$0.575
$0.595
$0.615
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

7

ABM Building Value

First Quarter 2015 Operational Review

Q1 2015 Results Synthesis - Revenues • Revenues of $666.0 million, up organically $13.1 million or 2.1% (a) compared to 2014 Q1 • Janitorial tag business up 8.5% compared to first quarter of 2014 Consolidated revenues up 5.1% at ~ $1.29 billion – A Q1 Record Janitorial Services 9 Facility Services Parking & Shuttle Services Security Services Building & Energy Solutions Other (Air Serv) • Revenues of $156.2 million, up $4.5 million or 3.0% compared to 2014 Q1 • Recent wins in automotive and high - tech verticals and strong tag revenue • Revenues of $155.7 million, up $5.4 million or 3.6% compared to 2014 Q1 • Management reimbursement revenues were essentially flat at $77.0 million • Revenues of $94.9 million, down $4.8 million or 4.8% compared to 2014 Q1 • Revenues of $119.4 million, up $17.3 million or 16.9% compared to 2014 Q1; organic revenue grew 8.9% • Y - o - Y organic growth of 9.9% in ABES and 21.0% in ABM Healthcare Support Services • Revenues of $97.2 million, up $11.6 million or 13.6% compared to 2014 Q1 • Strong organic growth in the U.K. and improving growth trends among U.S. commercial carrier clients (a) Excluding large contract exited by ABM, organic growth was 4.4%

Q1 2015 Results Synthesis - Operating Profits 1 • Janitorial operating profit of $34.9 million, increased $4.6 million or 15.2%. This significant growth was primarily related to one less working day, new business added, lower expenses as a result of safety initiatives and realignment savings • Operating profit for Facility Services was $5.9 million, up $0.8 million or 15.7% Y - o - Y. Lower insurance expense as a result of safety initiatives and realignment savings • Parking operating profit increased $1.3 million, or 25.0%, as compared to the fiscal first quarter of 2014. The increase is attributable to improved safety performance and lower expense from the Onsite realignment • Operating profit for Security was down $0.4 million • Building & Energy Solutions profit decreased $1.5 million to $1.2 million due to $1.2 million expense associated with the settlement of two client disputes and $0.7 million increase in selling and business development costs • Operating profit for Air Serv (Other) increased $0.7 million to $2.6 million, primarily from lower amortization expense and higher revenues ($ in millions) 2015 2014 Change Janitorial 34.9$ 30.3$ 15.2% Facility Services 5.9 5.1 15.7% Parking 6.5 5.2 25.0% Security 1.9 2.3 (17.4)% Building & Energy Solutions 1.2 2.7 (55.6)% Other 2.6 1.9 36.8% Total Profit 53.0 47.5 11.6% First Quarter 10 1 Excludes Corporate

O utlook

Fiscal 2015 Outlook 12 • The Company is providing the following guidance: o Increasing adjusted net income to $ 1.75 to $ 1.85 per diluted share o Increasing net income of $ 1.55 to $ 1.65 per diluted share o This guidance excludes potential benefits associated with the Work Opportunity Tax Credit, should Congress extend the WOTC for calendar 2015, prior to October 31, 2015,the Company could have a further benefit of $0.08 per diluted share in fiscal 2015. • Effective tax rate in the range of 34% to 38%. • Fiscal 2015 has one less work day, which the Company anticipates will reduce labor expense by approximately $4.0 million on a pre - tax basis: o Work days for fiscal 2015 by quarter are as follows: Q1 65; Q2 64; Q3 66; and Q4 65. Year - over - year compared to fiscal 2014, Q1 has one less work day; Q2 has one more work day; Q3 works days are the same; and Q4 has one less work day. • Interest expense of $11.0 million to $13.0 million • Depreciation and amortization expense of $56.0 million to $60.0 million. • Capital expenditures are expected to be in the range of $31.0 million to $35.0 million.

Forward - Looking Statement 13 This presentation contains forward - looking statements that set forth management's anticipated results based on management's current plans and assumptions . Any number of factors could cause the Company's actual results to differ materially from those anticipated . These factors include but are not limited to the following : (1) risks relating to our acquisition strategy may adversely impact our results of operations ; (2) our strategy of moving to an integrated facility solutions provider platform, which focuses on vertical markets, may not generate the organic growth in revenues or profitability that we expect ; (3) we are subject to intense competition that can constrain our ability to gain business as well as our profitability ; (4) our business success depends on our ability to preserve our long - term relationships with clients ; (5) increases in costs that we cannot pass on to clients could affect our profitability ; (6) we have high deductibles for certain insurable risks, and therefore we are subject to volatility associated with those risks ; (7) our restructuring initiatives may not achieve the expected cost reductions ; (8) our business success depends on retaining senior management and attracting and retaining qualified personnel ; (9) we are at risk of losses stemming from accidents or other incidents at facilities in which we operate, which could cause significant damage to our reputation and financial loss ; (10) negative or unexpected tax consequences could adversely affect our results of operations ; (11) federal health care reform legislation may adversely affect our business and results of operations ; (12) changes in energy prices and government regulations could adversely impact the results of operations of our Building & Energy Solutions business ; (13) significant delays or reductions in appropriations for our government contracts may negatively affect our business and could have an adverse effect on our financial position, results of operations, and cash flows ; (14) we conduct some of our operations through joint ventures, and our ability to do business may be affected by the failure of our joint venture partners to perform their obligations ; (15) our business may be negatively affected by adverse weather conditions ; (16) we are subject to business continuity risks associated with centralization of certain administrative functions ; (17) our services in areas of military conflict expose us to additional risks ; (18) we are subject to cyber - security risks arising out of breaches of security relating to sensitive company, client, and employee information and to the technology that manages our operations and other business processes ; (19) a decline in commercial office building occupancy and rental rates could affect our revenues and profitability ; (20) deterioration in general economic conditions could reduce the demand for facility services and, as a result, reduce our earnings and adversely affect our financial condition ; (21) financial difficulties or bankruptcy of one or more of our clients could adversely affect our results ; (22) we incur accounting and other control costs that reduce profitability ; (23) any future increase in the level of our debt or in interest rates could affect our results of operations ; (24) our ability to operate and pay our debt obligations depends upon our access to cash ; (25) goodwill impairment charges could have a material adverse effect on our financial condition and results of operations ; (26) impairment of long - lived assets may adversely affect our operating results ; (27) we are defendants in class and representative actions and other lawsuits alleging various claims that could cause us to incur substantial liabilities ; (28) changes in immigration laws or enforcement actions or investigations under such laws could significantly adversely affect our labor force, operations, and financial results ; (29) labor disputes could lead to loss of revenues or expense variations ; (30) we participate in multiemployer pension plans that under certain circumstances could result in material liabilities being incurred ; and (31) disasters or acts of terrorism could disrupt services .

Appendix - Unaudited Reconciliation of non - GAAP Financial Measures

Unaudited Reconciliation of non - GAAP Financial Measures 15 ABM INDUSTRIES INCORPORATED AND SUBSIDIARIES RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (UNAUDITED) (in millions) 2015 2014 Reconciliation of Adjusted Net Income to Net Income Adjusted net income 21.5$ 14.1$ Items impacting comparability: CEO Change (a) (3.2) - Litigation and other settlements (2.3) - Restructuring (b) (0.7) (0.6) Acquisition costs (0.2) (0.2) Rebranding (c) (0.1) (0.4) U.S. Foreign Corrupt Practices Act investigation (d) (0.1) (0.5) Total items impacting comparability (6.6) (1.7) Benefit from income taxes 2.8 0.7 Items impacting comparability, net of taxes (3.8) (1.0) Net income 17.7$ 13.1$ (a) Represents severance and other costs related to the upcoming departure of our CEO. (b) Restructuring costs associated with realignment of our operational structure. (c) Represents costs related to the Company's branding initiative. Three Months Ended January 31, (d) Includes legal and other cost incurred in connection with an internal investigation into a foreign entity affiliated with a former joint venture partner.

Unaudited Reconciliation of non - GAAP Financial Measures 16 ABM INDUSTRIES INCORPORATED AND SUBSIDIARIES RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (UNAUDITED) (in millions, except per share amounts) 2015 2014 Reconciliation of Adjusted Operating Profit to Operating Profit Adjusted operating profit 25.8$ 25.6$ Total items impacting comparability (6.6) (1.7) Operating profit 19.2$ 23.9$ Reconciliation of Adjusted EBITDA to Net Income Adjusted EBITDA 41.3$ 41.5$ Items impacting comparability (6.6) (1.7) Provision for income taxes (0.3) (9.6) Interest expense (2.7) (2.7) Depreciation and amortization (14.0) (14.4) Net income 17.7$ 13.1$ 2015 2014 Adjusted net income per diluted share 0.38$ 0.25$ Items impacting comparability, net of taxes (0.07) (0.02) Net income per diluted share 0.31$ 0.23$ Diluted shares 57.2 57.1 Three Months Ended January 31, Three Months Ended January 31, Reconciliation of Adjusted Net Income per Diluted Share to Net Income per Diluted Share

Unaudited Reconciliation of non - GAAP Financial Measures 17 ABM INDUSTRIES INCORPORATED AND SUBSIDIARIES RECONCILIATION OF ESTIMATED ADJUSTED NET INCOME PER DILUTED SHARE TO ESTIMATED NET INCOME PER DILUTED SHARE FOR THE YEAR ENDING OCTOBER 31, 2015 Estimated net income per diluted share (a) Low Estimate High Estimate Adjusted net income per diluted share 1.75$ 1.85$ Adjustments (b) (0.20)$ (0.20)$ Net income per diluted share 1.55$ 1.65$ Year Ending October 31, 2015 (per diluted share) (b)Adjustmentsincludecertainrebrandingcostsandlegalsettlements,adjustmentstoself-insurancereservespertainingtoprioryear's claims and other unique items impacting comparability. (a)ThisguidanceexcludespotentialbenefitassociatedwiththeWorkOpportunityTaxCreditforcalendar2015.IfCongresswereto extend the WOTC for calendar 2015 prior to October 31, 2015, the Company could have a further benefit of $0.08 per diluted share.